UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2010
COOPER TIRE & RUBBER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into to a Material Definitive Agreement.
On August 5, 2010, under a Second Amendment to Amended and Restated Receivables Purchase Agreement, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), Cooper Receivables LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“CRLLC”), Market Street Funding LLC and PNC Bank, National Association amended the Company’s accounts receivable securitization facility to provide the following:
•	Make modifications to the calculations for certain reserves;

•	Extend the maturity date of the accounts receivable securitization facility to August 4, 2011; and

•	Establish a minimum usage amount of $30,000,000.00.
The summary of the amendment to the accounts receivable securitization facility described above is qualified in its entirety by reference to the Second Amendment to Amended and Restated Receivables Purchase Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.
As reported in the Current Report on Form 8-K filed on August 31, 2006, the accounts receivable securitization facility was established by a Purchase and Sale Agreement, dated as of August 30, 2006 (the “Purchase and Sale Agreement”), by and among the Company, Oliver Rubber Company, at the time, a California corporation and wholly-owned subsidiary of the Company, and CRLLC, under which the Company agreed to sell certain of its and Oliver’s domestic trade receivables, on a continuous basis, to CRLLC in exchange for cash or a short-term note. In turn, CRLLC agreed to sell from time to time senior undivided ownership interests in the purchased trade receivables, without recourse, to PNC Bank, National Association pursuant to a Receivables Purchase Agreement, dated as of August 30, 2006 (the “Receivables Purchase Agreement”), for the benefit of the purchasers named in the Receivables Purchase Agreement. The transaction was amended several times prior to the current amendment as reported in other Current Reports on Form 8-K filed on August 31, 2006, December 1, 2006, March 9, 2007, and September 14, 2007.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	Second Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 5, 2010, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COOPER TIRE & RUBBER COMPANY

By: Name:	/s/ Jack Jay McCracken Jack Jay McCracken
Title:	Assistant Secretary
Date: August 9, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Second Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 5, 2010, by and among Cooper Receivables LLC, Cooper Tire & Rubber Company, Market Street Funding LLC and PNC Bank, National Association.

5